Exhibit 10.2

Execution Copy

[***] Certain information in this document, marked by brackets, has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 1 TO THE

LICENSE AGREEMENT

Dated 30 August 2012

BETWEEN

GENMAB A/S

AND

JANSSEN BIOTECH, INC.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This AMENDMENT NO. 1 (“Amendment 1”), is made the         day of January 2013, by and between:

GENMAB A/S, a Danish corporation having its principal office at Bredgade 34E, PO Box 9068, 1260 Copenhagen K, Denmark, CVR no. 2102 3884 (“Genmab”); and

JANSSEN BIOTECH, INC., a Pennsylvania corporation having its principal office at 800/850 Ridgeview Road, Horsham, PA 19044 (“Janssen”).

(Genmab and Janssen are sometimes hereinafter referred to collectively as the “Parties” or individually as a “Party”)

RECITALS:

A.                                    Genmab and Janssen entered into a License Agreement dated 30 August 2012 (“the License Agreement”), under which Genmab granted a worldwide, exclusive license to Genmab’s rights to certain patents and know-how to exploit Licensed Product to Janssen; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the License Agreement as follows:

1.                                      Except as otherwise defined herein, the words and phrases in the License Agreement shall have the same meaning in this Amendment 1.

2.                                      Section 6.2(A) of the License Agreement is amended to replace [***] Development Milestone Event 1 with [***] Development Milestone Events 1a and 1b, or alternatively 1c as follows:

Milestone Event	Milestone payment

[***]	[***]

3.                                      No other amendments.  Save as set forth in this Amendment 1, all other terms and conditions of the License Agreement shall remain in full force and effect.

4.                                      Counterparts.  This Amendment 1 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment 1.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 1 to be executed and delivered as of the day and year first above written.

“Genmab”	“Janssen”

GENMAB A/S	JANSSEN BIOTECH, INC.

By:	By:
Name:	Name:
Title:	Title:

By:
Name:
Title: